                                                                    EXHIBIT 32.1

      CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2003 and accompanies the annual report on Form 10-K (the "Form 10-K") for the fiscal year ended December 31, 2003 of AMFM Operating Inc. (the "Issuer"). The undersigned hereby certifies that the Form 10-K fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: March 26, 2004


By: /s/ L. LOWRY MAYS
    -------------------------
Name: L. Lowry Mays
Title: Chairman and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to the Issuer and will be furnished to the Securities and Exchange Commission, or its staff, upon request.